UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 26, 2018

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2018, the Board of Directors (the “Board”) of Air Lease Corporation (the “Company”) amended and restated the Company’s Third Amended and Restated Bylaws (as amended and restated, the “Bylaws”). In addition to certain technical, conforming and clarifying changes, these amendments, which became effective immediately upon the Board’s approval, include the following additional changes:

Waiver of Notice of Meeting. Section 2.3(c) of the Bylaws was amended to make clear that notice of any meeting of stockholders may be waived by electronic transmission.

Organization of Meetings of Stockholders. Section 2.4(a) of the Bylaws was amended to provide that in the event the Chairman of the Board is absent from a meeting of stockholders, the Chief Executive Officer shall, if present, preside at such meeting. Section 2.4(b) of the Bylaws was amended to provide that the Chairman of any meeting of stockholders shall have the right and authority to convene and to recess and/or adjourn such meeting.

Default Vote Standard. Section 2.8 of the Bylaws was revised to clarify that for all matters other than the election of directors, the affirmative vote of the majority in voting power of the stock entitled to vote on the subject matter and present or represented by proxy shall be the act of the stockholders.

Advance Notice Provisions. Section 2.10(a) of the Bylaws was amended to make certain technical changes to the advance notice provisions and the provisions concerning the procedures that stockholders must comply with in order to nominate directors and properly bring any business before stockholder meetings.

Organization of Meetings of Directors. Section 3.10 of the Bylaws was amended to provide that in the event the Chairman of the Board is absent from a meeting of the Board, the Chief Executive Officer shall, if present, preside at such meeting.

Certificates of Stock. Section 7.1 of the Bylaws was revised to conform to Section 158 of the General Corporation Law of the State of Delaware by providing that every holder of stock represented by certificates shall be entitled to have such certificate signed by or in the name of the Company by any two authorized officers of the Company.

The foregoing summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Air Lease Corporation, adopted on March 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: March 26, 2018

	By:	/s/ Carol H. Forsyte
	Name:	Carol H. Forsyte
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer